Exhibit 24


                            LIMITED POWER OF ATTORNEY
                                       FOR
                         OUTDOOR CHANNEL HOLDINGS, INC.

                              SECTION 13(d) FILINGS
                              ---------------------

         Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Perry T. Massie, William A. Owen, Stephen D. Cooke, Thomas E. Hornish and Mark Prochowski, signing individually, the undersigned's true and lawful attorney-in-fact to:

         (1) Execute for and on behalf of the undersigned any Schedules 13D and Schedules 13G, and amendments thereto, with respect to the undersigned's holdings of and transactions in securities of Outdoor Channel Holdings, Inc. (the "Company"), in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

         (2) Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13D and Schedules 13G, or amendments thereto, and timely file such schedules or amendments with the United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority; and

         (3) Take any other action of any type whatsoever which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

         Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D and Schedule 13G with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of October, 2004.



                                      Perry T. Massie
                                      ----------------------------------
                                      PERRY T. MASSIE

                                      Thomas H. Massie
                                      ----------------------------------
                                      THOMAS H. MASSIE


                                      MUSK OX INVESTMENTS, L.P.

                                              By:     Perry T. Massie
                                                 -----------------------
                                              Name:   Perry T. Massie
                                              Title:  General Partner

                                              By:     Thomas H. Massie
                                                 -----------------------
                                              Name:   Thomas H. Massie
                                              Title:  General Partner


                                      MUSK OX PROPERTIES, L.P.

                                              By:     Perry T. Massie
                                                 -----------------------
                                              Name:   Perry T. Massie
                                              Title:  General Partner

                                              By:     Thomas H. Massie
                                                 -----------------------
                                              Name:   Thomas H. Massie
                                              Title:  General Partner

                                      THE PERRY T. MASSIE AND SANDRA LYNN
                                      MASSIE TRUST DATED OCTOBER 14, 1997

                                              By:     Perry T. Massie
                                                 -----------------------
                                              Name:   Perry T. Massie
                                              Title:  Co-Trustee

                                              By:     Sandra L. Massie
                                                 -----------------------
                                              Name:   Sandra L. Massie
                                              Title:  Co-Trustee


                                      Sandra L. Massie
                                      ----------------------------------
                                      SANDRA L. MASSIE


                                      THE PERRY AND SANDY MASSIE
                                      FOUNDATION

                                      By:    Perry T. Massie
                                      ----------------------------------
                                      Name:  Perry T. Massie
                                      Title:  Authorized Signatory


                                      THE THOMAS AND CINDY MASSIE
                                      FOUNDATION

                                      By:    Thomas H. Massie
                                      ----------------------------------
                                      Name:  Thomas H. Massie
                                      Title:  Authorized Signatory